SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported): April 17, 2001


                            PALMETTO BANCSHARES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


South Carolina                    0-26016                    74-2235055
--------------------------------------------------------------------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                            Identification No.)


301 Hillcrest Drive, Laurens, South Carolina                       29360
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (864) 984-4551
                              --------------------
               Registrant's telephone number (including area code)


                                 Not Applicable
                              ---------------------
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant
-------  --------------------------------------------

     (a) On April 17, 2001, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of KPMG LLP, Greenville, South Carolina, as the Registrant's certifying accountants.

     The report of KPMG LLP on the financial statements of The Palmetto Bank ("the Bank"), the registrant's wholly-owned subsidiary, for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's and the Bank's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of KPMG LLP, neither the Registrant nor the Bank was in disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP would have caused KPMP LLP to make reference to the subject matter of the disagreement in connection with the report.

     The required letter from KPMG LLP with respect to the above statements concerning it is attached hereto as Exhibit 16.1 and incorporated by reference.

     (b) On April 17, 2001, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Elliott Davis & Company, LLP, Greenville, South Carolina, as the Registrant's certifying accountants. Neither the Registrant nor the Bank has consulted with Elliott Davis & Company, LLP during their two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specific transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  Financial Statements of the Businesses Acquired. Not Applicable

(b)  Pro Forma Financial Information.  Not Applicable

(c)  Exhibits.

     16.1  Letter from KPMG LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
---------------------------
L. Leon Patterson
Chairman and Chief Executive Officer

/s/ Paul W. Stringer
---------------------------
Paul W. Stringer
President and Chief Operating Officer
(Chief Accounting Officer)


Date: April 23, 2001